UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2007

NORTHWAY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
____________________

New Hampshire	000-23129	04-3368579
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Main Street
Berlin, New Hampshire 03570
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603)752-1171

No Change
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 22, 2007, Northway Financial, Inc. (the “Company”) completed the private placement of $10,000,000 aggregate liquidation amount of floating rate trust preferred securities (the “Capital Securities”) issued by Northway Capital Trust III, a Delaware statutory special purpose business trust, (the “Trust”). The Capital Securities were sold to a pooled investment vehicle sponsored by Keefe, Bruyette and Woods, Inc. The proceeds from the sale of Capital Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were invested in Floating Rate Junior Subordinated Debt Securities of the Company due June 15, 2037 (the “Junior Subordinated Debt”), which were issued pursuant to an Indenture, dated March 22, 2007 between the Company and Wilmington Trust Company as Trustee. Both the Capital Securities and the Junior Subordinated Debt have a floating rate, which resets quarterly, equal to the three-month LIBOR plus 1.60%. Currently, the interest on these securities is 6.95%. Payments of distributions and other amounts due on the Capital Securities are irrevocably guaranteed by the Company, to the extent that the Trust has funds available from the payments of such distributions, pursuant to a Guarantee Agreement, dated March 22, 2007, between the Company and Wilmington Trust Company, as Guarantee Trustee. The Junior Subordinated Debt and the Capital Securities may be redeemed at the option of the Company on fixed quarterly dates starting on March 15, 2012. Copies of the operative agreements and other documents related to this private placement are attached as exhibits 99.1 through 99.6 to this Form 8-K.

The $10,000,000 proceeds shall be used by the Company to payoff a $7,000,000 floating rate trust preferred security callable by the Company on April 22, 2007 (the “Callable Security”) and for general corporate purposes. The payoff of the Callable Security will result in a $210,000 write-off of deferred origination costs on April 22, 2007. The current rate on the Callable Security is 9.089% and is based on six-month LIBOR as of its most recent reset date plus 3.70%. Accordingly, the payoff of the Callable Security is expected to result in significant net savings to the Company.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits

99.1	Indenture Dated as of March 22, 2007 between Northway Financial, Inc. as Issuer and Wilmington Trust Company as Trustee for Floating Rate Junior Subordinated Debt Securities due June 15, 2037.
99.2	Amended and Restated Declaration of Trust for Northway Capital Trust III Dated as of March 22, 2007.
99.3	Guarantee Agreement for Northway Financial, Inc. Dated as of March 22, 2007.
99.4	Common Security Certificate
99.5	Capital Security Certificate
99.6	Floating Rate Junior Subordinated Debt Security due June 15, 2037.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NORTHWAY FINANCIAL, INC.

Dated: March 27, 2007	By: \s\Richard P. Orsillo
Richard P. Orsillo
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Indenture Dated as of March 22, 2007 between Northway Financial, Inc. as Issuer and Wilmington Trust Company as Trustee for Floating Rate Junior Subordinated Debt Securities due June 15, 2037.
99.2	Amended and Restated Declaration of Trust for Northway Capital Trust III Dated as of March 22, 2007.
99.3	Guarantee Agreement for Northway Financial, Inc. Dated as of March 22, 2007.
99.4	Common Security Certificate
99.5	Capital Security Certificate
99.6	Floating Rate Junior Subordinated Debt Security due June 15, 2037.